    As filed with the Securities and Exchange Commission on November 21, 1996

                                                             File NO. 0-21271



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-A/A

                          Amendment No. 1 to Form 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               Nashua Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                                   02-0170100
-----------------------                        -------------------
(State of incorporation                          (IRS Employer
   or organization)                            Identification No.)

44 Franklin Street, Nashua, New Hampshire            03060
-----------------------------------------         ----------
(Address of principal executive offices)          (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:




                         Preferred Stock Purchase Rights
--------------------------------------------------------------------------------
                   (Title of each class to be so registered)



Securities to be registered pursuant to Section 12(g) of the Act:



                                      None
--------------------------------------------------------------------------------
                                (Title of Class)

                                   SIGNATURES





        Pursuant to the requirements of the Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.







Date: November 21, 1996                Nashua Corporation



                                       /s/ Daniel M. Junius
                                       ------------------------------
                                       By:  Daniel M. Junius
                                       Title:  Vice President-Finance
                                               and Chief Financial
                                               Officer (principal
                                               financial and duly
                                               authorized officer)






















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